77Q3: Any information called for by instructions to sub-item 77Q3

15.A) Custodian/Sub-custodian:  CITIBANK PTY. LIMITED
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: AUSTRALIA                 State:    Zip Code:  Zip Ext.:
   D) Foreign Country: AUSTRALIA                 Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X

15.A) Custodian/Sub-custodian: HSBC BANK MIDDLE EAST LIMITED
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: UNITED ARAB EMIRATES       State:    Zip Code:  Zip Ext.:
   D) Foreign Country: UNITED ARAB EMIRATES   Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X

15.A) Custodian/Sub-custodian: STATE STREET BANK & TRUST COMPANY, (LONDON)
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: UMITED KINGDOM      State:    Zip Code:  Zip Ext.:
   D) Foreign Country: UNITED KINGDOM       Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X

15.A) Custodian/Sub-custodian: BANKBOSTON, N.A.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: URUGUAY          State:    Zip Code:  Zip Ext.:
   D) Foreign Country: URUGUAY           Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X

15.A) Custodian/Sub-custodian: CITIBANK, N.A.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: VENEZUELA             State:    Zip Code:  Zip Ext.:
   D) Foreign Country: VENEZUELA            Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X

15.A) Custodian/Sub-custodian: HONGKONG & SHANGHAI BANKING CORPORATION LTD
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: VIETNAM             State:    Zip Code:  Zip Ext.:
   D) Foreign Country: VIETNAM                Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X

15.A) Custodian/Sub-custodian: BARCLAYS BANK OF ZAMBIA PLC
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  ZAMBIA            State:    Zip Code:  Zip Ext.:
   D) Foreign Country: ZAMBIA             Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X

15.A) Custodian/Sub-custodian: BARCLAYS BANK OF ZIMBABWE LTD.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  ZIMBABWE            State:    Zip Code:  Zip Ext.:
   D) Foreign Country: ZIMBABWE             Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X